FIRST AMENDMENT TO CREDIT AGREEMENT



          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated as of February 9, 1998 relates to that certain Credit Agreement dated as of February 27, 1997 (the "Credit Agreement") among The Southland Corporation, a Texas corporation ("Southland"), the financial institutions party thereto as "Senior Lenders" or "Issuing Banks", Citibank, N.A., as administrative agent for the Senior Lenders and Issuing Banks (in such capacity, together with any successor administrative agent appointed pursuant to SECTION 11.07 of the Credit Agreement, the "Administrative Agent") and The Sakura Bank, Limited, New York Branch, as Co-Agent.


          1. DEFINITIONS. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.

          2. AMENDMENTS TO CREDIT AGREEMENT. Upon the "First Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

          2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

          (a) The definitions of "QUIDS SUBORDINATED NOTES" and "SENIOR SUBORDINATED DEBENTURE REPURCHASE" are hereby amended and restated in their entirety to read as follows:

     "QUIDS SUBORDINATED NOTES" shall mean (i) the Quarterly Income Debt Security Due 2010 dated November 22, 1995 issued by Southland to Ito-Yokado in the principal amount of $153,000,000, (ii) the Quarterly Income Debt Security Due 2010 dated November 22, 1995 issued by Southland to Seven-Eleven Japan Co., Ltd., in the principal amount of $147,000,000 (and together with the promissory note described in CLAUSE (i) above, the "Original QUIDS Subordinated Notes"), (iii) Quarterly Income Debt Securities Due 2013 in an aggregate principal amount not to exceed $80,000,000 issued to Ito-Yokado and Seven-Eleven Japan Co., Ltd.. the terms and provisions of which shall be no less favorable to the Senior Lenders than the terms and provisions of the Original QUIDS Subordinated

Notes, PROVIDED that prior to the issuance thereof, the Administrative Agent shall have received such legal opinions as the Administrative Agent shall reasonably request, each of which shall be in form and substance satisfactory to the Administrative Agent, and (iii) any promissory notes issued pursuant to an indenture, in substantially the form of the indenture attached as Exhibit A to each of the Original QUIDS Subordinated Notes (the terms and provisions of which are no less favorable to the Senior Lenders than the terms and provisions of the Original QUIDS Subordinated Notes), upon the exercise by any holder of QUIDS Subordinated Notes of its rights under that certain Registration Rights Agreement dated as of November 22, 1995 among Southland, Ito-Yokado and Seven-Eleven Japan Co., Ltd. or under any subsequent registration rights agreement entered into in connection with the QUIDS Subordinated Notes described in CLAUSE (iii) above

     "SENIOR SUBORDINATED DEBENTURE REPURCHASE" shall mean (i) the issuance by Southland to Ito-Yokado and Seven-Eleven Japan Co., Ltd., of QUIDS Subordinated Notes described in CLAUSE (iii) of the definition of "QUIDS Subordinated Notes", (ii) the redemption on or before July 1, 1998 with the proceeds of such QUIDS Subordinated Notes of the outstanding 12% Second Priority Senior Subordinated Debentures (Series C) of Southland and (iii) the repurchase and cancellation on or before March 31, 1999 with the proceeds of such QUIDS Subordinated Notes of an aggregate principal amount of Senior Subordinated Debentures which, taken together with the aggregate principal amount of Senior Subordinated Debentures redeemed pursuant to CLAUSE (ii) above, is at least $65,000,000; PROVIDED that until the proceeds of such QUIDS Subordinated Notes are applied to the redemption or repurchase of the minimum amount of Senior Subordinated Debentures specified in this definition, at least $65,000,000 of such proceeds (LESS any amounts applied by Southland to repurchase or redeem Senior Subordinated Debentures) shall be deposited and held by Southland in a separate deposit account and not commingled with any other cash or other assets.

          (b) The definitions of "YEN ROYALTY FINANCING AGREEMENT", "YEN ROYALTY FINANCING COLLATERAL", "YEN ROYALTY FINANCING INDEBTEDNESS" and "YEN ROYALTY LENDER" are hereby amended and restated in their entirety to read as follows:

     "YEN ROYALTY FINANCING AGREEMENT" shall mean, collectively, (a) the Credit Agreement dated as of March 21, 1988 among Southland, the Yen Royalty Lender and Citicorp International Limited, and (b) a credit agreement among Southland, the Yen Royalty Lender and Citibank, N.A. as Administrative Agent, which credit agreement, together with all other documents, instruments and certificates delivered pursuant thereto or entered into in connection therewith (including without limitation legal opinions reasonably requested by, and addressed to, the Administrative Agent, the Senior Lenders and the Issuing Banks), shall be no less favorable in form and substance to the Senior Lenders than the terms and provisions of the credit agreement described in CLAUSE (a) above and the documents, instruments and certificates entered into in connection therewith, in each case as any Yen Royalty Financing Agreement may be amended, supplemented or otherwise modified from time to time, PROVIDED that no amendment, supplement or other modification to any Yen Royalty Financing Agreement pertaining to the Yen Royalty Financing Collateral or the recourse of the Yen Royalty Lender (or any other creditor under a Yen Royalty Financing Agreement) thereto shall adversely affect the Administrative Agent, the Senior Lenders or the Issuing Banks without the prior written consent of the Requisite Senior Lenders.

     "YEN ROYALTY FINANCING COLLATERAL" shall mean, as applicable, the "Collateral" as defined in (a) the Assignment and Security Agreement dated as of March 21, 1988 between Southland and the Yen Royalty Lender entered into in connection the credit agreement described in CLAUSE (a) of the definition of "Yen Royalty Financing Agreement" and (b) the Assignment and Security Agreement between Southland and the Yen Royalty Lender entered into in connection with the credit agreement described in CLAUSE (b) of the definition of "Yen Royalty Financing Agreement".

     "YEN ROYALTY FINANCING INDEBTEDNESS" shall mean Indebtedness of Southland to the Yen Royalty Lender under the Yen Royalty Financing Agreement in an aggregate principal amount which shall not exceed Japanese Yen 35,000,000,000 PLUS the amount of all interest and yield protection costs capitalized in connection therewith pursuant to the terms of the Yen Royalty Financing Agreement.

     "YEN ROYALTY LENDER" shall mean, as applicable, (i) with respect to CLAUSE (a) of the definition of Yen Financing Agreement, Citibank (Channel Islands) Limited and (ii) with respect to CLAUSE (b) of the definition of Yen Financing Agreement, the financial institutions from time to time party to the agreement described in such CLAUSE (b).

          2.2 AMENDMENT TO SECTION 2.03(d). Section 2.03(d) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety to read as follows:

Southland shall execute and deliver to each Senior Lender on or before the Funding Date for each Borrowing of Competitive Bid Loans a promissory note, in substantially the form of EXHIBIT 8 and otherwise in form and substance reasonably satisfactory to each Senior Lender making such Competitive Bid Loans, in the principal amount of the Competitive Bid Loan advanced by such Senior Lender in connection with such Borrowing and executed on behalf of Southland by an officer of Southland (each individually, a "Competitive Bid Note" and collectively, the "Competitive Bid Notes").

          2.3 AMENDMENT TO SECTION 8.01. Section 8.01 of the Credit Agreement is hereby amended by amending and restating CLAUSE (iii) thereof in its entirety to read as follows:

     (iii) Subordinated Indebtedness and extensions, renewals, replacements and refinancings thereof which satisfy the criteria set forth in the definition of "Subordinated Indebtedness", the aggregate principal amount of which shall not exceed $750,000,000 (together with, in the case of a refinancing, interest accrued thereon and reasonable costs incurred in connection with the refinancing) PLUS any temporary increase in Subordinated Indebtedness directly relating to the Senior Subordinated Debenture Repurchase;

          2.4 AMENDMENT TO SECTION 8.02(b). Section 8.02(b) of the Credit Agreement is hereby amended by amending and restating CLAUSE (x) thereof in its entirety to read as follows:

     (x) Liens on the Yen Royalty Financing Collateral securing the Yen Royalty Financing Indebtedness and Interest Rate Contracts related thereto;

          2.5 AMENDMENT TO SECTION 8.16. Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          8.16. INTEREST RATE CONTRACTS. Southland shall not, and shall not permit any of its Subsidiaries to, enter into any Interest Rate Contract (or amend any Interest Rate Contract to increase the notional amount of Indebtedness subject thereto) if, after giving effect to the Interest Rate Contract (or amendment, as the case may be), the aggregate notional amount of Indebtedness subject to Interest Rate Contracts then in effect is in excess of the then aggregate outstanding principal amount of obligations of Southland which are either (a) bearing interest at a variable rate or (b) incurred or to be incurred pursuant to the credit agreement described in CLAUSE (b) of the definition of "Yen Royalty Financing Agreement".

          3. REPRESENTATION AND WARRANTIES. Southland hereby represents and warrants to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent that (a) each of the statements set forth in Section
5.01 of the Credit Agreement are true, correct and complete on and as of the First Amendment Effective Date as though made to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent on and as of such date and (b) as of the First Amendment Effective Date, no Event of Default or Potential Event of Default has occurred and is continuing.

          4. FIRST AMENDMENT EFFECTIVE DATE. This First Amendment shall become effective as of the date first above written (the "First Amendment Effective Date") upon receipt by the Administrative Agent (with sufficient copies for each Senior Lender) of counterparts hereof, executed by Southland, the Administrative Agent and the Requisite Senior Lenders.

          5. CONDITION SUBSEQUENT. The amendments described in SECTIONS 2.1(a) AND 2.3 of this First Amendment shall cease to be effective on March 31, 1998 unless, on or before that date, Southland has received gross proceeds of at least $65,000,000 from the issuance of QUIDS Subordinated Notes described in CLAUSE (iii) of the definition of "QUIDS Subordinated Notes".

          6. MISCELLANEOUS. This First Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender or Issuing Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          7. COUNTERPARTS. This First Amendment may be executed in any number of counterparts which together shall constitute one instrument.

          8. GOVERNING LAW. THIS FIRST AMENDMENT, AND ALL ISSUES RELATING TO THIS FIRST AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS FIRST AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Administrative Agent, the Requisite Senior Lenders and Southland have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWER:                THE SOUTHLAND CORPORATION


                         By:      /s/ David A. Urbel
                                  ------------------
                                  David A. Urbel
                                  Vice President and Treasurer



ADMINISTRATIVE AGENT:    CITIBANK, N.A., as the Administrative Agent


                         By:     /s/ Allen Fisher
                                 -----------------
                                 Allen Fisher
                                 Vice President



SENIOR LENDERS:          CITIBANK, N.A.


                         By:     /s/ Allen Fisher
                                 ----------------
                                 Allen Fisher
                                 Vice President

                         THE SAKURA BANK, LIMITED, NEW YORK BRANCH


                         By:     /s/ Yoshimi Miura
                                 -----------------
                                 Yoshimi Miura
                                 Senior Vice President




                         THE ASAHI BANK, LTD., NEW YORK BRANCH


                         By:     /s/ Douglas E. Price
                                 --------------------
                                 Douglas E. Price
                                 Senior Vice President



                         BANK OF TOKYO -- MITSUBISHI TRUST COMPANY


                         By:     /s/ Ryohei Takashima
                                 --------------------
                                 Ryohei Takashima
                                 Senior Vice President



                         THE FUJI BANK, LIMITED, HOUSTON AGENCY


                         By:     /s/ Philip C. Lauinger III
                                 --------------------------
                                 Philip C. Lauinger III
                                 Vice President & Manager

                         THE MITSUI TRUST AND BANKING COMPANY, LIMITED, NEW
YORK BRANCH


                         By:     /s/ Eiichi Akama
                                 ------------------
                                 Eiichi Akama
                                 Vice President Corporate Finance



                     THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY
                      By:  THE INDUSTRIAL BANK OF JAPAN, LIMITED
                           HOUSTON OFFICE, Authorized Representative

                         By: ----------------------------
                                Name:
                                Title:



                         NATIONSBANK OF TEXAS, N.A.


                         By:     /s/ Bianca Hemmen
                                 --------------------
                                 Bianca Hemmen
                                 Senior Vice President



                         BANKERS TRUST COMPANY


                         By:     /s/ David J. Bell
                                 -----------------
                                 David J. Bell
                                 Vice President

                         CIBC Inc.


                         By:     /s/ Elizabeth Fischer
                                 ---------------------
                                 Elizabeth Fischer
                                 Executive Director

                                   Tab 2